                   FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT

     THIS FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT (this "Agreement"), is made and entered into as of August 3, 1998, by and among: (i) FlashNet Communications, Inc., a Texas corporation (the "Company"); (ii) Apogee Fund LP, a Delaware limited partnership ("Apogee"); (iii) Emmett M. Murphy ("Murphy");
(iv) ISP Investors, L.P., a Texas limited partnership ("ISP"); (v) Scott M. Kleberg ("Kleberg"); (vi) J. Luther King, Jr. ("King"); (vii) Scot C. Hollmann ("Hollmann"); (viii) Fourteen Hill Capital, LP, a Delaware limited partnership ("FHC"); (ix) Applied Telecommunications Technologies, Inc., a Delaware corporation ("ATTI"); (x) Paul Castro ("Castro"); (xi) UD Donna Manning IRA ("Manning"); (xii) Faith Griffin ("Griffin"); (xiii) Youssef Squali ("Squali");
(xiv) Jeffrey N. Wilkes ("Wilkes"); (xv) George P. Jenkins Insurance Trust, U/A 6/28/91, James P. Jenkins, Robert N. Jenkins and Richard G. Jenkins, Trustees ("Jenkins Trust"); (xvi) James P. Jenkins ("Jenkins"); (xvii) Frank A. Klepetko ("Klepetko"); and (xviii) Q Ventures, L.P., a Texas limited partnership ("Q Ventures").


                               W I T N  E S S E T H:

     WHEREAS, the Company, Apogee, Murphy, ISP, Kleberg, King, Hollmann and FHC (Apogee, Murphy, ISP, Kleberg, King, Hollmann and FHC being collectively referred to hereinafter as the "First Round Buyers") entered into that certain Stock Purchase Agreement, dated as of May 7, 1998 (the "Purchase Agreement"), pursuant to which the First Round Buyers purchased an aggregate of 749,587 shares (the "First Round Shares") of the Series A Convertible Preferred Stock, $1.00 par value per share, of the Company ("Series A Preferred"); and

     WHEREAS, the Company and the First Round Buyers entered into that certain Registration Rights Agreement, dated as of May 7, 1998 (the "Registration Agreement"); and

     WHEREAS, simultaneously with the execution of this Agreement, the Company, the First Round Buyers, ATTI, Castro, Manning, Griffin, Squali, Wilkes, Jenkins Trust, Jenkins, Klepetko and Q Ventures (ATTI, Castro, FHC, ISP, Manning, Griffin, Squali, Wilkes, Jenkins Trust, Jenkins, Klepetko, Kleberg, King, Hollmann and Q Ventures being collectively referred to herein as the "Second Round Buyers") have entered into that certain First Amendment to Stock Purchase Agreement and, pursuant to the Purchase Agreement, as amended, the Company has issued and sold to the Second Round Buyers, and the Second Round Buyers have purchased from the Company, an aggregate of 614,498 shares (the "Second Round Shares") of the Series A Preferred; and

     WHEREAS, the parties hereto desire that the Second Round Buyers become parties to the Registration Agreement;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereby agrees as follows:

                                      SECTION 1
                         AMENDMENTS TO REGISTRATION AGREEMENT

     1.01 DEFINITION OF INVESTORS. The Registration Agreement is hereby amended such that the defined terms "Investor" and "Investors" in the Registration Agreement shall in all cases include the Second Round Buyers, and the Second Round Buyers, by their execution of this Agreement, shall: (i) be deemed to have executed and delivered the Registration Agreement; and (ii) have all the rights, benefits and obligations of the Registration Agreement as if they were original signatories thereof.

     1.02 NOTICES. The Registration Agreement is hereby amended by deleting Section 7 thereof in its entirety and substituting the following in its place:

          7. NOTICES. ALL NOTICES, REQUESTS, DEMANDS, AND OTHER COMMUNICATIONS REQUIRED OR PERMITTED TO BE GIVEN OR MADE HEREUNDER BY ANY PARTY HERETO SHALL BE IN WRITING AND SHALL BE DEEMED TO HAVE BEEN DULY GIVEN OR MADE IF (i) DELIVERED PERSONALLY, (ii) TRANSMITTED BY FIRST CLASS REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, RETURN RECEIPT REQUESTED, (iii) SENT BY PREPAID OVERNIGHT COURIER SERVICE, OR
     (iv) SENT BY TELECOPY OR FACSIMILE TRANSMISSION, ANSWER BACK REQUESTED, TO THE PARTIES AT THE FOLLOWING ADDRESSES (OR AT SUCH OTHER ADDRESSES AS SHALL BE SPECIFIED BY THE PARTIES BY LIKE NOTICE):

     IF TO INVESTORS:

          APOGEE FUND LP
          201 MAIN STREET, SUITE 2001
          FORT WORTH, TX 76102
          ATTENTION: EMMETT M. MURPHY
          TELEFAX: 817-335-1822

          EMMETT M. MURPHY
          201 MAIN STREET, SUITE 2001
          FORT WORTH, TX 76102
          TELEFAX: 817-335-1822

          ISP INVESTORS, L.P.
          201 MAIN STREET, SUITE 2001
          FORT WORTH, TX 76102
          ATTENTION: JOHN KLEINHEINZ
          TELEFAX: 817-348-8010

          SCOTT M. KLEBERG
          301 COMMERCE STREET, SUITE 1600
          FORT WORTH, TX 76102
          TELEFAX: 817-336-7523



-------------------------------------------------------------------------------
FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT                         PAGE 2

          J. LUTHER KING, JR.
          301 COMMERCE STREET, SUITE 1600
          FORT WORTH, TX 76102
          TELEFAX: 817-332-4630

          SCOT C. HOLLMANN
          301 COMMERCE STREET, SUITE 1600
          FORT WORTH, TX 76102
          TELEFAX: 817-332-4630

          FOURTEEN HILL CAPITAL, LP
          1700 MONTGOMERY STREET, SUITE 250
          SAN FRANCISCO, CA 94111
          ATTENTION: CHRIS RODSKOG
          TELEFAX: 415-394-9471

          APPLIED TELECOMMUNICATIONS TECHNOLOGIES, INC.
          20 WILLIAM STREET
          WELLESLEY, MASSACHUSETTS 02181
          ATTN: KEVIN STADTLER
          TELEFAX:  (781) 239-0377

          PAUL CASTRO
          1453 THIRD STREET PROMENADE
          SUITE 513
          SANTA MONICA, CALIFORNIA 90401
          TELEFAX:  (310) 319-9829

          UD DONNA MANNING IRA
          115 EAST 67TH STREET, APT. 6C
          NEW YORK, NEW YORK 10021
          TELEFAX:  (212) 988-4301

          FAITH GRIFFIN
          264 OAK RIDGE AVENUE
          SUMMIT, NEW JERSEY 07901
          TELEFAX:  (212) 697-3368

          YOUSSEF SQUALI
          180 BERKLEY PLACE, APT. 1C
          BROOKLYN, NEW YORK 11217
          TELEFAX:  (212) 697-3368




-------------------------------------------------------------------------------
FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT                         PAGE 3

          JEFFREY N. WILKES
          12 THORPE LANE
          PLAINVIEW, NEW YORK 11803
          TELEFAX:  (212) 697-3368

          GEORGE P. JENKINS INSURANCE TRUST
               U/A 6/28/91, JAMES P. JENKINS, ROBERT N.
               JENKINS AND RICHARD G. JENKINS, TRUSTEES
          170 GATES AVENUE
          MONTCLAIR, NEW JERSEY 07042-2009
          TELEFAX:  (212) 697-3368

          JAMES P. JENKINS
          30 SUTTON PLACE
          NEW YORK, NEW YORK 10022
          TELEFAX: (212) 697-3368

          FRANK A. KLEPETKO
          14 WELLYN ROAD
          BRONXVILLE, NEW YORK 10718
          TELEFAX:  (212) 697-3368

          Q VENTURES, L.P.
          301 COMMERCE STREET, SUITE 2975
          FORT WORTH, TEXAS 76102
          TELEFAX:  (817) 332-9503

          IF TO THE COMPANY:

               FLASHNET COMMUNICATIONS, INC.
               1812 N. FOREST PARK BLVD.
               FORT WORTH, TX 76102
               ATTENTION:     SCOTT LESLIE, PRESIDENT
               TELEFAX: 817-332-9594

SUCH NOTICES, REQUESTS, DEMANDS, AND OTHER COMMUNICATIONS SHALL BE EFFECTIVE (i) IF DELIVERED PERSONALLY OR SENT BY COURIER SERVICE, UPON ACTUAL RECEIPT BY THE INTENDED RECIPIENT, (ii) IF MAILED, UPON THE EARLIER OF FIVE DAYS AFTER DEPOSIT IN THE MAIL OR THE DATE OF DELIVERY AS SHOWN BY THE RETURN RECEIPT THEREFOR, OR
(iii) IF SENT BY TELECOPY OR FACSIMILE TRANSMISSION, WHEN THE ANSWER BACK IS RECEIVED.




-------------------------------------------------------------------------------
FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT                         PAGE 4

                                      SECTION 2
                                    MISCELLANEOUS

     2.01 SUCCESSORS AND ASSIGNS. All covenants and agreements contained in this Agreement by or on behalf of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not.

     2.02 LAW GOVERNING. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas.

     2.03 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and may not be modified or amended except in accordance with Section 5 of the Registration Agreement.

     2.04 NO OTHER AMENDMENTS. Except as expressly amended hereby, the Registration Agreement shall continue in full force and effect in accordance with the terms and provisions thereof.

     2.05 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


            THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK.












-------------------------------------------------------------------------------
FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT                         PAGE 5

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

                    THE COMPANY:

                              FLASHNET COMMUNICATIONS, INC.

                              By:  /s/ M. Scott Leslie
                                   ----------------------------------
                                   M. Scott Leslie
                                   President


                    FIRST ROUND BUYERS:

                              APOGEE FUND LP

                              By:  Paradigm Capital
                                   ---------------------------------,
                                   its General Partner


                                   By: /s/ Emmett M. Murphy
                                      -------------------------------
                                   Name:  Emmett M. Murphy
                                        -----------------------------
                                   Title: President
                                         ----------------------------

                              /s/ Emmett M. Murphy
                              ---------------------------------------
                              Emmett M. Murphy



                              ISP Investors, L.P.
                              By:  Kleinheinz Capital Partners, LLC,
                                   its General Partner

                                   By: /s/ John Kleinheinz
                                      -------------------------------
                                   Name:
                                        -----------------------------
                                   Title:
                                         ----------------------------

                              /s/ Scott M. Kleberg
                              ---------------------------------------
                              Scott M. Kleberg


                              /s/ Luther King
                              ---------------------------------------
FARRA                         J. Luther King, Jr.

                              /s/ Scot C. Hollmann
                              ---------------------------------------
                              Scot C. Hollmann



                              FOURTEEN HILL CAPITAL, LP

                              By:    Fourteen Hill Management, LLC,
                                     its General Partner
                              By:    Point West Capital Corporation,
                                     its General Partner


                                   By:  /s/ Chris P. Rodskog
                                      -------------------------------
                                   Name:  Chris P. Rodskog
                                        -----------------------------
                                   Title: Senior VP
                                         ----------------------------

                    SECOND ROUND BUYERS:

                              APPLIED TELECOMMUNICATIONS
                                   TECHNOLOGIES, INC.

                              By:  /s/ Dennis P. Cameron
                                 ------------------------------------
                              Name:  Dennis P. Cameron
                                   ----------------------------------
                              Title: President
                                    ---------------------------------

                              /s/ Paul J. Castro
                              ---------------------------------------
                              Paul Castro


                              FOURTEEN HILL CAPITAL, LP
                                   By:  Fourteen Hill Management, LLC,
                                        its General Partner
                                   By:  Point West Capital Corporation,
                                        its General Partner

                              By:  /s/ Chris P. Rodskog
                                 ------------------------------------
                              Name:  Chris P. Rodskog
                                   ----------------------------------
                              Title: Senior V.P.
                                    ---------------------------------



FARRA

                              ISP INVESTORS, L.P.

                                   By:  Kleinheinz Capital Partners, LLC,
                                        its General Partner

                              By:  /s/ John Kleinheinz
                                 ------------------------------------
                              Name:
                                   ----------------------------------
                              Title:
                                    ---------------------------------


                              UD DONNA MANNING IRA


                              By:  /s/ Donna Manning
                                   ----------------------------------
                                   Donna (Manning) Horner

                              /s/ Faith Griffin
                              ---------------------------------------
                              Faith Griffin

                              /s/ Youssef Squali
                              ---------------------------------------
                              Youssef Squali

                              /s/ Jeffrey N. Wilkes
                              ---------------------------------------
                              Jeffrey N. Wilkes


                              GEORGE P. JENKINS INSURANCE TRUST, U/A
                              6/28/91


                              By:  /s/ James P. Jenkins, Trustee
                                   -----------------------------
                                   James P. Jenkins, Trustee

                              /s/ James P. Jenkins
                              ---------------------------------------
                              James P. Jenkins

                              /s/ Frank A. Klepetko
                              ---------------------------------------
                              Frank A. Klepetko

                              /s/ Scott M. Kleberg
                              ---------------------------------------
                              Scott M. Kleberg


FARRA

                              /s/ Luther King
                              ---------------------------------------
                              J. Luther King, Jr.

                              /s/ Scot C. Hollmann
                              ---------------------------------------
                              Scot C. Hollmann


                              Q VENTURES, L.P.

                              By:  Acme Widget, L.P.,
                                   its General Partner
                              By:  Scepter Holdings, Inc.,
                                   its General Partner

                              By:  /s/ Robert McCormick
                                 ------------------------------------
                              Name:  Robert McCormick
                                   ----------------------------------
                              Title: Vice President
                                    ---------------------------------